UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

March 6, 2006
Date of Report (Date of Earliest Event Reported)

SAFER RESIDENCE CORPORATION
(Exact name of Registrant as Specified in its Charter)

NEVADA	333-120926	98-0434357
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Unit #64044 – 528B Clarke Road
Coquitlam, British Columbia Canada	V3J 7V6
(Address of principal executive offices)	(Zip Code)

(604) 592-3567
(Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (14 CFR 240.13e -4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company has entered into a management agreement with a director, Leo Young, who is to provide management services to the Company under its terms. The management agreement is attached hereto as an exhibit.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Not Applicable

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

Not Applicable

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Not Applicable

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Not Applicable

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Not Applicable

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

Not Applicable

ITEM 2.06 MATERIAL IMPAIRMENTS

Not Applicable

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

Not Applicable

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

Not Applicable

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Not Applicable

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Not Applicable

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Not Applicable

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Not Applicable

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Not Applicable

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not Applicable

ITEM 5.05 AMENDMENTS TO REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not Applicable

SECTION 6 – [RESERVED]

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

Not Applicable

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

The Company has appointed Mr. Leo Young and Mr. Frank Xie as directors of the Company. Mr. Leo Young has also been appointed as the Company’s President.

Melissa Blanchard and Jean Blanchard have resigned as directors of the Company and Jean Blanchard has resigned as President of the Company.

The Company, its now former directors, Mr. Young and Mr. Xie have orally agreed that in exchange for assuming control of the Company and its board of Directors, Mr. Young and Mr. Xie should acquire a controlling interest in the share capital of the Company.

As a result, three former directors, Jean Blanchard, Stephen Lisik and Melissa Blanchard, surrendered a total of 1,447,727 shares for cancellation (out of a total of 3,100,000 shares issued and outstanding) leaving a total of 1,652,273 shares issued and outstanding.

The Company then effected a forward stock split on a 44 new shares for one old share basis, which left a total of 72,700,012 shares issued and outstanding.

Mr. Young has acquired, from the Company’s former President, Jean Blanchard, the right and option to acquire a total of 36,000,000 common shares of the Company (representing 49.52% of the issued and outstanding shares of the Company).

Mr. Xie has also acquired, from the Company’s former President, Jean Blanchard, the right and option to acquire a total of 1,500,000 common shares of the Company (representing 2.06% of the issued and outstanding shares of the Company).

The 37,500,000 shares (the “Optioned Shares”) are held in trust by the Company’s corporate counsel until such time as Mr. Young and Mr. Xie pay the option price of USD$3,600 and USD$150 respectively for their Optioned Shares. The Optioned Shares represent a total of 51.58% of the issued and outstanding shares of the Company.

The transfer of control to Mr. Young and Mr. Xie was effected in this manner because issuance of sufficient shares, from treasury, to create a control position would possibly have had adverse tax consequences.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Not Applicable

Financial statements for the Registrant are separately filed under Forms 10KSB and Forms 10QSB and can be found on the SEC’s EDGAR website at www.sec.gov.

EXHIBITS

10.1	Management agreement between the Company and Mr. Leo Young dated effective March 1, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFER RESIDENCE CORPORATION.

“Leo Young”
_________________________
By: /s/ Leo Young
President and Director

Dated: March 6, 2006